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                                                                    EXHIBIT 99.2

                      CENDANT CORPORATION AND SUBSIDIARIES
                    CONSOLIDATED SCHEDULE OF FREE CASH FLOWS
                                  (IN MILLIONS)

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                                                                        TWELVE MONTHS ENDED
                                                                             MARCH 31,
                                                                      -----------------------
                                                                        2001            2000
                                                                      -------         -------
Adjusted EBITDA(*)                                                    $ 1,579  (A)    $ 1,722  (B)
Less:  Move.com Group                                                     (77)            (48)
                                                                      -------         -------
Adjusted EBITDA, excluding Move.com Group                               1,656           1,770

Interest expense, net (C)                                                (177)           (173)
Minority interest, excluding tax benefit (D)                             (128)            (92)
Tax payments                                                              (34)            (45)
                                                                      -------         -------
CASH FLOW NET OF TAXES PAID                                             1,317           1,460

Tax refunds                                                                14             185
Restructuring and other unusual payments                                  (30)            (62)
Working capital and other                                                  34            (268)
                                                                      -------         -------
OPERATING CASH FLOW                                                     1,335           1,315

Adjusted capital expenditures (E)                                        (229)           (219)
                                                                      -------         -------
FREE CASH FLOW                                                          1,106           1,096

NON OPERATING ACTIVITIES:
       Investments (F)                                                   (474)            (53)
       Acquisitions, net of cash acquired                              (1,106)           (149)
       Funding of litigation settlement trust                            (600)             --
       Net proceeds from sale of subsidiaries                               4           2,565
       Other (G)                                                          (89)           (118)
                                                                      -------         -------
                                                                       (2,265)          2,245
                                                                      -------         -------

FINANCING ACTIVITIES:
       Net proceeds from (repayments on) borrowings (H)                 1,126            (887)
       Net issuances (repurchases) of equity securities and other         666          (1,327)
                                                                      -------         -------
                                                                        1,792          (2,214)
                                                                      -------         -------

NET CHANGE IN CASH BEFORE MANAGEMENT AND MORTGAGE PROGRAMS                633           1,127

MANAGEMENT AND MORTGAGE PROGRAMS:
       Net investment in vehicle-related assets                          (151)           (390)
       Net mortgage originations and sales                                604           1,141
       Net mortgage servicing rights                                     (625)           (548)
       Net relocation advances                                            329              76
       Net financing for assets of management programs                    354            (960)
                                                                      -------         -------
                                                                          511            (681)
                                                                      -------         -------

NET INCREASE IN CASH AND CASH EQUIVALENTS                             $ 1,144         $   446
                                                                      =======         =======
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(*)    Adjusted EBITDA is defined as earnings before non-operating interest, income taxes, depreciation and amortization, minority interest and equity in Homestore.com, adjusted to exclude certain items which are of a non-recurring or unusual nature and not measured in assessing segment performance or are not segment specific.
 (A)   Excludes (i) a net gain related to the disposition of businesses ($405 million; (ii) a gain representing the recognition of a portion of the
       Company's previously recorded deferred gain from the sale of its fleet businesses due to the disposition of VMS Europe by Avis Group Holdings,
       Inc. in August 2000 ($35 million); and (iii) a credit to reflect an adjustment to the settlement charge recorded in the fourth quarter of
       1998 for the PRIDES class action litigation primarily related to Rights that expired unexercised ($14 million). Such amounts were partially offset by (i) a charge to fund an irrevocable contribution to an independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century
       21, Caldwell Banker and ERA ($95 million); (ii) a charge in connection with the creation of Travel Portal, Inc., a company that was created to pursue the development of an online travel business ($85 million);
       (iii) investigation-related costs and other charges in connection with litigation asserting claims associated with accounting irregularities in the former business units of CUC and outside of the principal common stockholder class action lawsuit ($65 million); (iv) charges related to the acquisition and integration of Avis Group ($8 million); (v) a contribution to the Cendant Charitable Foundation ($7 million) and (vi)
       charges incurred in connection with the postponement of the initial public offering of Move.com common stock ($3 million).
 (B)   Excludes (i) a net gain related to the dispositions of businesses ($954 million) and (ii) a non-cash credit in connection with a change to the original estimate of the number of Rights to be issued in connection with the PRIDES settlement resulting from unclaimed and uncontested
       Rights ($41 million). In addition, excludes (i) a charge associated with the settlement of the principal common stockholder class action lawsuit ($2.9 billion), (ii) charges in connection with restructuring initiatives ($86 million), (iii) a charge to fund an irrevocable contribution to an independent technology trust responsible for completing the transition of the Company's lodging franchisees to a
       Company-sponsored property management system ($23 million), (iv)
       investigation-related costs ($22 million) and (v) costs primarily resulting from the consolidation of European call centers in Cork,
       Ireland ($2 million).
 (C)   Excludes non-cash interest recorded on zero coupon senior convertible notes.
 (D)   Represents the before tax amounts of minority interest.
 (E)   Represents total capital expenditures exclusive of Move.com Group capital expenditures ($18 million and $2 million in 2001 and 2000, respectively).
 (F)   Represents investment activity of the Company, including cash payments in 2001 associated with the independent technology trust responsible for providing technology initiatives for the benefit of current and future franchisees at Century 21, Coldwell Banker and ERA ($95 million) and the creation of Travel Portal, Inc ($45 million).
 (G)   Includes net cash used in Move.com Group operations, the effects of changes in exchange rates and cash provided by or used in discontinued
       operations.
 (H)   Represents debt borrowings, net of debt repayments and financing costs
       (including the issuance of a mandatorily redeemable preferred interest in a subsidiary in the twelve months ending March 31, 2000).